Exhibit 10.8.20.10

ELEVENTH AMENDMENT

TO

MULTICURRENCY CREDIT AGREEMENT, LIMITED WAIVER

AND CONSENT OF GUARANTORS

This ELEVENTH AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT, LIMITED WAIVER AND CONSENT OF GUARANTORS (this “Amendment”) is dated as of May 24, 2007 and entered into by and among WESTAFF, INC., a Delaware corporation (“Parent”), WESTAFF (USA), INC., a California corporation (“US Borrower”), WESTAFF (U.K.) LIMITED, a limited liability company incorporated under the laws of England and Wales (“UK Borrower”) WESTAFF SUPPORT, INC., a California corporation (“Term Borrower”, and together with US Borrower and UK Borrower, the “Borrowers”), the financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Lenders”), and GENERAL ELECTRIC CAPITAL CORPORATION, as agent for the US Revolving Lenders, the Term Lenders and the UK Revolving Lenders (as defined in the Credit Agreement referred to below).

Recitals

Whereas, the Parent, the Borrowers, the Lenders and Agents have entered into that certain Multicurrency Credit Agreement dated as of May 17, 2002 (as amended by that certain First Amendment to Multicurrency Credit Agreement, Limited Waivers and Consent of Guarantors, dated as of October 31, 2002, as further amended by that certain Second Amendment to Multicurrency Credit Agreement, Limited Waivers and Consent of Guarantors, dated as of June 13, 2003, that certain Third Amendment to Multicurrency Credit Agreement, Limited Waivers and Consent of Guarantors, dated as of September 25, 2003, that certain Fourth Amendment to Multicurrency Credit Agreement, Limited Waivers and Consent of Guarantors, dated as of February 20, 2004, that certain Fifth Amendment to Multicurrency Credit Agreement and Consent of Guarantors, dated as of July 31, 2004, that certain Sixth Amendment to Multicurrency Credit Agreement and Consent of Guarantors, dated as of January 5, 2004, that certain Seventh Amendment to Multicurrency Credit Agreement, Limited Waiver and Consent of Guarantors, dated as of August 19, 2005, that certain Eighth Amendment to Multicurrency Credit Agreement, Limited Waiver and Consent of Guarantors dated as of March 1, 2006, that certain Ninth Amendment To Multicurrency Credit Agreement And Consent Of Guarantors. dated as of July 25, 2006, and that certain Tenth Amendment To Multicurrency Credit Agreement and Consent of Guarantors dated as of January 2, 2007 and as further modified by certain consents and waivers of the Lenders prior to the date hereof (the “Credit Agreement”; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

Whereas, the Borrowers have requested that the Lenders agree to waive certain Events of Default and amend certain provisions of the Credit Agreement, including amending the minimum EBITDA thresholds in Annex G (Financial Covenants) to the Credit Agreement; and

Whereas, the Lenders are willing to waive the Events of Default described herein and to consent to the amendments to the Credit Agreement on the terms and conditions set forth in this Amendment.

Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the Parent, the Borrowers, the Lenders, and Agents agree as follows:

1.             AMENDMENTS TO CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1        Amendments to Annex A (Definitions) to the Credit Agreement.

(a)           The definition of “Authorized Officer” is hereby deleted in its entirety and replaced with the following:

“Authorized Officer” of (i) US Borrower means John P. Sanders, Michael T. Willis, Bonnie McDonald, Corinne Wilson, or Robert Bulka and (ii) UK Borrower means David Mogford or Michael T. Willis or; and in each case, any other officer designated to the Applicable Agent in writing from time to time as an Authorized Office by the Applicable Borrower.”

(b)           The definition of Change of Control is hereby amended to add the following immediately at the end of clause (a) of such definition;

“(provided however, any acquisition of 50% or more of the shares of any capital Stock of Parent having the right to vote for the election of directors of Parent under ordinary circumstances by Delstaff LLC and/or any of its affiliates shall not be a “Change of Control” hereunder)”.

1.2        Amendments to Annex G to the Credit Agreement.  Annex G to the Credit Agreement is hereby amended by deleting paragraph (c)(ii) thereof (including the matrix therein) in its entirety and replacing it with the following:

“(ii)         at the end of each Fiscal Quarter set forth below, EBITDA for the 13 Fiscal Periods then ended of not less than the amount set forth below for such period:

FISCAL QUARTER ENDING	MINIMUM EBITDA
1/21/2006	$10,500,000

4/15/2006	$10,500,000

7/8/2006	$10,500,000

10/28/2006	$13,000,000

1/20/2007	$10,000,000

4/14/2007	$12,000,000

7/7/2007	$9,000,000

10/27/2007 and for each Fiscal Quarter ended thereafter	$9,500,000

2.             LIMITED WAIVER OF EVENT OF DEFAULT - EBITDA COVENANT.  Subject to the satisfaction of the conditions set forth herein, notwithstanding the requirements of paragraph (c)(ii) of Annex G (Financial Covenants) to the Credit Agreement, the Lenders hereby waive the Event of Default that arose from the failure of Parent and its Subsidiaries to have on a consolidated basis a minimum EBITDA for the 13 Fiscal Periods ending on April 14, 2007 of not less than $12,000,000, provided that the minimum EBITDA for such Fiscal Quarter, measured on a 13 Fiscal Periods then ended basis, may not be less than $9,400,000.  This waiver shall be limited precisely as written, shall apply solely with respect to the failure of Parent and its Subsidiaries to have on a consolidated basis a minimum EBITDA of not less than $12,000,000, measured on a 13 Fiscal Periods then ended basis, for the Fiscal Quarter ending April 14, 2007, as required pursuant to paragraph (c)(ii) of Annex G (Financial Covenants) to the Credit Agreement, and nothing contained in this Amendment shall be deemed to constitute a waiver of any other Default or Event of Default or provision of the Credit Agreement, or any consent to or departure from the terms of the Credit Agreement.

3.             LIMITED WAIVER OF EVENT OF DEFAULT - CHANGE OF CONTROL.  Subject to the satisfaction of the conditions set forth herein, the Lenders hereby waive the Event of Default under Section 8.1(m) of the Credit Agreement that occurred on May 7, 2007 as the result of the expansion of and changes to the board of directors constituting a Change of Control under clause (b) of such definition.  This waiver shall be limited precisely as written, shall apply solely to the Change of Control described above, and, except as provided in Section 2 above, nothing contained in this Amendment shall be deemed to constitute a waiver of any other Default or Event of Default or provision of the Credit Agreement, or any consent to or departure from the terms of the Credit Agreement.

4.             REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE BORROWERS.  The Parent and the US Borrower, jointly and severally, and the UK Borrower, only in respect of itself, severally, make the following representations and warranties to each Lender and each Agent with respect to all Credit Parties:

4.1        Power and Authority.  Each of the Credit Parties has all corporate or other organizational power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the “Consent”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement, as amended hereby.

4.2        Due Authorization, Non-Contravention.  The execution, delivery and performance by each Credit Party of this Amendment and the Consent, as applicable, and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby (a) have been duly authorized by all necessary corporate, limited liability company or partnership action, (b) do not contravene any provision of such Person’s charter, bylaws or partnership or operating agreement, as applicable, (c) do not violate any law or regulation or any order or decree of any court or Governmental Authority of the United States or the United Kingdom or, in each case, any political subdivision thereof, (d) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, except where any such violations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (e) do not result in the creation or imposition of any Lien on any of the property of such Person.

4.3        Execution, Delivery and Enforceability.  This Amendment and the Consent have been duly executed and delivered by each Credit Party which is a party thereto and this Amendment, the Consent and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as enforceability may be limited by Insolvency Laws or similar laws affecting creditors’ rights generally or by general equitable principles.

4.4        No Default or Event of Default.  No event has occurred and is continuing after giving effect to this Amendment or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

4.5        Representations and Warranties.  After giving effect to this Amendment, each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

5.             CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment shall be effective as of May [    ], 2007 or such earlier date specified by the US Agent to Borrowers and Lenders (and evidenced by the date set forth on the first page of this Amendment) but only if on such effective date:

(i) such Amendment has been signed by, and when counterparts hereof shall have been delivered to the US Agent or its counsel (by hand delivery, mail or telecopy) by the Parent, the Borrowers and the Lenders;

(ii) each Guarantor shall have delivered to the US Agent or its counsel executed counterparts of the Consent;

(iii) Borrowers shall have paid to the US Agent for the pro-rata benefit of the Lenders an amendment fee equal to $90,000;

(iv) Borrowers shall have delivered to the US Agent or its counsel a certificate certifying that the charters, bylaws (or other similar organizational documents) and resolutions authorizing the execution, delivery and performance by the Credit Parties of their obligations under the Credit Agreement and the other Loan Documents, each in the form delivered to the Agents on the Closing Date, are in full force and effect and have not been amended, rescinded or otherwise modified as of the date of this Amendment (other than an amendment to Parent’s bylaws to increase the number of members of the board of directors from five to nine); the resolutions adopted with respect to this Amendment (or that no other resolutions have been adopted) and that no further authorization or consent is required to be obtained with respect to the execution, delivery and performance of this Amendment, the Consent and the Credit Agreement as amended hereby; and an incumbency certificate for each Credit Party; and

(v) the US Borrower on behalf of itself and the other Credit Parties and the UK Borrower on behalf of itself shall have delivered to the US Agent or its counsel a certificate certifying that the representations and warranties contained herein and in the Loan Documents are true and correct in all material respects as of such date (except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date), and no Default or Event of Default has occurred and will be continuing (after giving effect to this Amendment).

6.             EFFECT OF AMENDMENT; RATIFICATION.  This Amendment is a Loan Document.  From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  Except as expressly amended or waived hereby, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.  Each of the Parent and each Borrower confirms that, as amended hereby, each of the Loan Documents is in full force and effect.

7.             RELEASE AND WAIVER OF CLAIMS, DEFENSES AND RIGHTS OF SET OFF.  Each of the Parent and the Borrowers acknowledges that the US Agent, the UK Agent and the Lenders have performed all obligations and duties owed to the Parent and the Borrowers under the Loan Documents through the date hereof, and each such party further, acknowledges, represents and warrants that none of the Parent or the Borrowers has any claim, cause of action, defense, or right of set off against the US Agent, the UK Agent or the Lenders, and, to the extent that any such party has any such rights, each of the Parent and the Borrowers hereby releases, waives, and forever discharges the US Agent, the UK Agent and the Lenders

(together with each of their predecessors, successors and assigns) and each of their officers, directors, employees, agents and representatives from each action, cause of action, suit, debt, defense, right of set off, or other claim whatsoever, in law or in equity, known or unknown against the US Agent, the UK Agent or the Lenders, or such officers, employees, agents or representatives.  Each of the Parent and each Borrower hereby specifically waives as against the US Agent, the UK Agent or the Lenders any rights they or any of them may have under Section 1542 of the California Civil Code, which provides as follows:  “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

8.             APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES.

9.             COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document.  The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Credit Party.

10.           CAPTIONS; COUNTERPARTS.  The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures following; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Eleventh Amendment to Multicurrency Credit Agreement, Limited Waiver and Consent of Guarantors effective as of the date set forth above.

WESTAFF (USA), INC.

By:	/s/	John P.Sanders
Name:		John P. Sanders
Title:		Senior VP and Chief Financial Officer

WESTAFF SUPPORT, INC.

By:	/s/	John P.Sanders
Name:		John P. Sanders
Title:		Senior VP and Chief Financial Officer

WESTAFF (U.K.) LIMITED

By:	/s/	D. J. Mogford
Name:		D. J. Mogford
Title:		Managing Director

GENERAL ELECTRIC CAPITAL
CORPORATION,
as US Agent, UK Agent, a US Revolving Lender, a Term Lender and a UK Revolving Lender

By:
Name:		Ali Mirza
Title:		Authorized Signatory

BANK OF AMERICA, N. A.,
as Documentation Agent, a US Revolving Lender, a Term Lender and a UK Revolving Lender

By:
Name:		Michael R. Williamson
Title:		SVP

The following Person is a signatory to this Eleventh Amendment to Multicurrency Credit Agreement, Limited Waiver and Consent of Guarantors in its capacity as a Credit Party and not as a Borrower.

WESTAFF, INC.

By:	/s/	John P.Sanders
Name:		John P. Sanders
Title:		Senior VP and Chief Financial Officer

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrowers under the Credit Agreement and each other Loan Document (including US Borrower and Term Borrower in its capacity as a Guarantor of the Obligations of the other Borrowers) and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, including without limitation, the extension of the Commitment Termination Date by one year, the obligations of each of the undersigned Guarantors are not impaired or affected and the Parent Guaranty, the Subsidiary Guaranty, and the cross-guaranty contained in the Credit Agreement continue in full force and effect, and (c) ratifies the Parent Guaranty, the Subsidiary Guaranty or the cross-guaranty contained in the Credit Agreement, as applicable, and each of the Loan Documents to which it is a party and further ratifies the Liens granted by it to any Agent for its benefit and the benefit of the Lenders.

[signatures following; remainder of page intentionally left blank]

Consent-1

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the date first set forth above.

WESTAFF, INC.

By:	/s/ John P.Sanders
Name: John P. Sanders
Title: Senior VP and Chief Financial Officer

WESTERN MEDICAL SERVICES, INC.,
a California corporation

By:	/s/ John P.Sanders
Name: John P. Sanders
Title: Executive VP and Chief Financial Officer

WESTAFF (USA), INC.

By:	/s/ John P.Sanders
Name: John P. Sanders
Title: Senior VP and Chief Financial Officer

WESTAFF SUPPORT, INC.

By:	/s/ John P.Sanders
Name: John P. Sanders
Title: Senior VP and Chief Financial Officer

MEDIAWORLD INTERNATIONAL

By:	/s/ John P.Sanders
Name: John P. Sanders
Title: Executive VP and Chief Financial Officer